Net financial income (loss)	12 Months Ended
Dec. 31, 2020
Net Financial Income (Loss) [Abstract]
Net financial income (loss)	Net financial income (loss)

	For the years ended December 31,
(in thousands of euros)	2020	2019	2018
Income from cash and cash equivalents	—	105	34
Foreign exchange gains	104	599	1,051
Other financial income	97	133	87
Total financial income	201	837	1,172
Interest cost (1)	4,676	(4,434)	(847)
IFRS 16 related interests	(333)	(359)	—
Foreign exchange losses	(1,697)	(176)	(602)
Total financial expenses	2,646	(4,970)	(1,449)
Net financial income (loss)	2,847	(4,133)	(277)
(1)Including EIB loan interests, €1.7 million of fixed interests, offset by a net amount of €6.5 million of variable interests catch-up and discounting impact in 2020, as compared with a net interest cost of €4.4 million in 2019 and €730 thousand in 2018 (including fixed and variable interests, as well as catch-up and discounting impact).

For the year ended December 31, 2020, the interest cost was a positive net amount of €4.7 million, substantially due to the EIB loan interests and discounting impact (see Note 12.1 Conditional advance, bank loan and loans from government and public authorities) which was a net income of €4.8 million in 2020 as a result of the EIB royalties sales reforecast catch up effect, (offset by €1.7 million impact of EIB fixed interests and the accretion of the debt cost).
In 2020, the Company had foreign exchange losses for the total amount of €1.7 million. This impact was first arising from retaining $113.3 million from the gross proceeds of the global offering in a US dollar bank account. As of December 31, 2020, the proceeds from this initial public offering are still held in US dollars in the Company’s current account for a total amount of €72.0 million and will be used to pay services invoiced in US dollar. The remaining factors for this increase in foreign exchange risk is the one-time closing of a specific bank account. While part of the reasons for these foreign exchange losses were related to one-time events, the Company is currently updating its assessment of this risk for the year 2021 (see Note 14 of our consolidated financial statements).